UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2008
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Commission file number	Exact name of Registrant as specified in its charter, State of incorporation, Address and Telephone number	IRS Employer Identification No.
1-14766	Energy East Corporation (Incorporated in New York) 52 Farm View Drive New Gloucester, Maine 04260-5116 (207) 688-6300 www.energyeast.com	14-1798693

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Notice of Annual Meeting Date

Energy East Corporation's 2008 Annual Meeting of Stockholders is currently scheduled to be held December 11, 2008. The meeting will not be held if the proposed acquisition of Energy East by Iberdrola, S. A. is completed prior to that date. The record date for stockholders entitled to vote at the meeting is October 17, 2008.

For a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for the 2008 Annual Meeting, it must be received in writing by the Company's Vice President-General Counsel at 52 Farm View Drive, New Gloucester, Maine 04260 by August 18, 2008. The Company's By-Laws require a stockholder proposal be notarized. In addition, under the Company's By-Laws if, at a meeting of stockholders, you wish to nominate candidates for election to the Board of Directors or if you wish to bring any matter before the 2008 Annual Meeting (other than those matters included in the Company's proxy material), you must notify the Vice President-General Counsel in writing no later than August 18, 2008. The notice must be notarized and also contain: (a) in the case of a nomination for election to the Board of Directors, the consent of the nominee and certain information concerning the proposed nominee, or, in the case of business to be brought before the meeting, a brief description of such business and the reasons for conducting the business at the meeting, (b) the stockholder's name and record address, (c) the class and number of shares of the Company's common stock that are owned by the stockholder, (d) a description of any arrangement between the stockholder, the proposed nominee and any other person or any arrangement between the stockholder and any other person in connection with the proposal of such business by the stockholder, and a description of any material interest of such stockholder in the business to be brought before the meeting, and (e) a representation that the stockholder intends to appear in person or by proxy to nominate such person or present such business before the meeting.

Securities and Exchange Commission regulations permit the Company to exercise discretionary voting authority to vote on a matter brought before the annual meeting that is not included in its proxy statement if it does not have notice of the matter in a timely manner. Under the present circumstances, the Company's By-Laws provide that notice by a stockholder in order to be timely must be received not later than the close of business on the tenth day following the day on which this public notice of the date of the annual meeting was made. Accordingly, any such notice must be received by the Company's Vice President-General Counsel in writing no later than August 18, 2008. The Company may exercise discretionary voting authority if it receives timely notice of a matter (as described in the preceding sentence) and if it describes the nature of such matter and how it intends to vote on such matter in the proxy statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 7, 2008	ENERGY EAST CORPORATION (Registrant) By /s/Robert D. Kump Robert D. Kump Senior Vice President and Chief Financial Officer